Exhibit 99.1
CAMPBELL SOUP COMPANY
Consolidated Statements of Earnings
Recast for Change in Method of Accounting for Defined Benefit Pension and Postretirement Plans
(millions, except per share amounts)
(unaudited)

	Three Months Ended	Three Months Ended	Six Months Ended	Three Months Ended	Nine Months Ended	Three Months Ended	Twelve Months Ended
	November 2, 2014	February 1, 2015	February 1, 2015	May 3, 2015	May 3, 2015	August 2, 2015	August 2, 2015
Net sales	$2,255	$2,234	$4,489	$1,900	$6,389	$1,693	$8,082
Costs and expenses
Cost of products sold	1,460	1,491	2,951	1,218	4,169	1,131	5,300
Marketing and selling expenses	243	239	482	213	695	189	884
Administrative expenses	131	135	266	142	408	193	601
Research and development expenses	28	25	53	30	83	34	117
Other expenses / (income)	4	7	11	3	14	10	24
Restructuring charges	—	—	—	9	9	93	102
Total costs and expenses	1,866	1,897	3,763	1,615	5,378	1,650	7,028
Earnings before interest and taxes	389	337	726	285	1,011	43	1,054
Interest expense	26	26	52	29	81	27	108
Interest income	1	1	2	1	3	—	3
Earnings before taxes	364	312	676	257	933	16	949
Taxes on earnings	116	90	206	78	284	(1)	283
Earnings from continuing operations	248	222	470	179	649	17	666
Earnings from discontinued operations	—	—	—	—	—	—	—
Net earnings	248	222	470	179	649	17	666
Less: Net earnings (loss) attributable to noncontrolling interests	—	—	—	—	—	—	—
Net earnings attributable to Campbell Soup Company	$248	$222	$470	$179	$649	$17	$666
Per Share — Basic
Earnings from continuing operations attributable to Campbell Soup Company	$0.79	$0.71	$1.50	$0.58	$2.07	$0.05	$2.13
Earnings from discontinued operations	—	—	—	—	—	—	—
Net earnings attributable to Campbell Soup Company	$0.79	$0.71	$1.50	$0.58	$2.07	$0.05	$2.13
Weighted average shares outstanding — basic	314	313	313	311	313	310	312
Per Share — Assuming Dilution
Earnings from continuing operations attributable to Campbell Soup Company	$0.78	$0.71	$1.50	$0.57	$2.07	$0.05	$2.13
Earnings from discontinued operations	—	—	—	—	—	—	—
Net earnings attributable to Campbell Soup Company	$0.78	$0.71	$1.50	$0.57	$2.07	$0.05	$2.13
Weighted average shares outstanding — assuming dilution	316	314	314	312	314	312	313
_____________________________________
The sum of the individual per share amounts may not add due to rounding.

CAMPBELL SOUP COMPANY
Consolidated Statements of Earnings
Recast for Change in Method of Accounting for Defined Benefit Pension and Postretirement Plans
(millions, except per share amounts)
(unaudited)

	Three Months Ended	Three Months Ended	Six Months Ended	Three Months Ended	Nine Months Ended	Three Months Ended	Twelve Months Ended
	October 27, 2013	January 26, 2014	January 26, 2014	April 27, 2014	April 27, 2014	August 3, 2014	August 3, 2014
Net sales	$2,165	$2,281	$4,446	$1,970	$6,416	$1,852	$8,268
Costs and expenses
Cost of products sold	1,354	1,454	2,808	1,264	4,072	1,225	5,297
Marketing and selling expenses	257	265	522	214	736	193	929
Administrative expenses	144	138	282	130	412	164	576
Research and development expenses	30	26	56	28	84	38	122
Other expenses / (income)	11	3	14	2	16	6	22
Restructuring charges	21	13	34	1	35	20	55
Total costs and expenses	1,817	1,899	3,716	1,639	5,355	1,646	7,001
Earnings before interest and taxes	348	382	730	331	1,061	206	1,267
Interest expense	31	29	60	31	91	31	122
Interest income	1	—	1	1	2	1	3
Earnings before taxes	318	353	671	301	972	176	1,148
Taxes on earnings	110	112	222	93	315	59	374
Earnings from continuing operations	208	241	449	208	657	117	774
Earnings (loss) from discontinued operations	(9)	90	81	—	81	—	81
Net earnings	199	331	530	208	738	117	855
Less: Net earnings (loss) attributable to noncontrolling interests	(1)	(7)	(8)	(1)	(9)	(2)	(11)
Net earnings attributable to Campbell Soup Company	$200	$338	$538	$209	$747	$119	$866
Per Share — Basic
Earnings from continuing operations attributable to Campbell Soup Company	$0.67	$0.79	$1.46	$0.67	$2.12	$0.38	$2.50
Earnings (loss) from discontinued operations	(0.03)	0.29	0.26	—	0.26	—	0.26
Net earnings attributable to Campbell Soup Company	$0.64	$1.08	$1.71	$0.67	$2.38	$0.38	$2.76
Weighted average shares outstanding — basic	314	314	314	314	314	314	314
Per Share — Assuming Dilution
Earnings from continuing operations attributable to Campbell Soup Company	$0.66	$0.78	$1.45	$0.66	$2.11	$0.38	$2.48
Earnings (loss) from discontinued operations	(0.03)	0.28	0.26	—	0.26	—	0.26
Net earnings attributable to Campbell Soup Company	$0.63	$1.07	$1.70	$0.66	$2.36	$0.38	$2.74
Weighted average shares outstanding — assuming dilution	317	316	316	316	316	316	316
_____________________________________
The sum of the individual per share amounts may not add due to rounding.

CAMPBELL SOUP COMPANY
Segment Information
Recast for Modified Segment Reporting and Change in Method of Accounting for Defined Benefit Pension and Postretirement Plans
(millions)
(unaudited)

	Three Months Ended	Three Months Ended	Six Months Ended	Three Months Ended	Nine Months Ended	Three Months Ended	Twelve Months Ended
	November 2, 2014	February 1, 2015	February 1, 2015	May 3, 2015	May 3, 2015	August 2, 2015	August 2, 2015
Net sales
Americas Simple Meals and Beverages	$1,333	$1,278	$2,611	$1,030	$3,641	$842	$4,483
Global Biscuits and Snacks	691	700	1,391	623	2,014	617	2,631
Campbell Fresh	231	256	487	247	734	234	968
Total	$2,255	$2,234	$4,489	$1,900	$6,389	$1,693	$8,082

Earnings before interest and taxes
Americas Simple Meals and Beverages	$305	$237	$542	$223	$765	$183	$948
Global Biscuits and Snacks	98	115	213	93	306	77	383
Campbell Fresh	9	13	22	18	40	21	61
Corporate (1)	(23)	(28)	(51)	(40)	(91)	(145)	(236)
Restructuring charges	—	—	—	(9)	(9)	(93)	(102)
Total	$389	$337	$726	$285	$1,011	$43	$1,054
___________________________________________
(1) Includes pension and postretirement benefit mark-to-market losses of $2 in the first quarter, $26 in the third quarter and $110 in the fourth quarter.

CAMPBELL SOUP COMPANY
Segment Information
Recast for Modified Segment Reporting and Change in Method of Accounting for Defined Benefit Pension and Postretirement Plans
(millions)
(unaudited)

	Three Months Ended	Three Months Ended	Six Months Ended	Three Months Ended	Nine Months Ended	Three Months Ended	Twelve Months Ended
	October 27, 2013	January 26, 2014	January 26, 2014	April 27, 2014	April 27, 2014	August 3, 2014	August 3, 2014
Net sales
Americas Simple Meals and Beverages	$1,271	$1,326	$2,597	$1,086	$3,683	$905	$4,588
Global Biscuits and Snacks	674	705	1,379	633	2,012	713	2,725
Campbell Fresh	220	250	470	251	721	234	955
Total	$2,165	$2,281	$4,446	$1,970	$6,416	$1,852	$8,268

Earnings before interest and taxes
Americas Simple Meals and Beverages	$281	$307	$588	$248	$836	$194	$1,030
Global Biscuits and Snacks	84	96	180	76	256	110	366
Campbell Fresh	15	22	37	13	50	18	68
Corporate (1)	(11)	(30)	(41)	(5)	(46)	(96)	(142)
Restructuring charges	(21)	(13)	(34)	(1)	(35)	(20)	(55)
Total	$348	$382	$730	$331	$1,061	$206	$1,267
___________________________________________
(1) Includes pension and postretirement benefit mark-to-market gains of $20 in the first quarter and losses of $51 in the fourth quarter.

Reconciliation of 2015 and 2014 GAAP to Non-GAAP Financial Measures Recast for Change in Method of Accounting for Defined Benefit Pension and Postretirement Plans
We use certain non-GAAP financial measures as defined by the Securities and Exchange Commission in certain communications. These non-GAAP financial measures are measures of performance not defined by accounting principles generally accepted in the United States and should be considered in addition to, not in lieu of, GAAP reported measures.
We believe that financial information excluding certain items that are not considered to be part of the ongoing business improves the comparability of year-to-year results. Consequently, we believe that investors may be able to better understand our gross margin and earnings results excluding these items.

The following items impacted gross margin and/or earnings:

(1)
In 2016, we changed the method of accounting for the recognition of actuarial gains and losses for defined benefit pension and postretirement plans and the calculation of expected return on pension plan assets. Historically, actuarial gains and losses associated with benefit obligations were recognized in Accumulated other comprehensive loss in the Consolidated Balance Sheets and were amortized into earnings over the remaining service life of participants to the extent that the amounts were in excess of a corridor. Under the new policy, gains and losses will be recognized immediately in the Consolidated Statements of Earnings as of the measurement date, which is typically the end of the fiscal year, or more frequently if an interim remeasurement is required. In addition, we will no longer use a market-related value of plan assets, which is an average value, to determine the expected return on assets but rather will use the fair value of plan assets. We exclude the impact of the mark-to-market adjustments resulting from these accounting changes in evaluating performance. These changes in accounting policy have been retrospectively applied to all periods presented.

(2)
In fiscal 2015, we incurred charges associated with our initiatives to implement a new enterprise design that better aligns with our strategy, to reduce costs and to streamline our organizational structure. We also incurred pre-tax charges in Administrative expenses related to the implementation of the new organizational structure and cost reduction initiatives.

In fiscal 2014, we incurred charges associated with our initiatives to improve supply chain efficiency in Australia and reduce overhead across the organization. The 2014 charges also included charges related to the 2013 initiatives to improve our U.S. supply chain cost structure and increase asset utilization across our U.S. thermal plant network; expand access to manufacturing and distribution capabilities in Mexico; improve our Pepperidge Farm bakery supply chain cost structure; and reduce overhead in North America.

(3)
Commencing with the fourth quarter of 2013, we reflected the results of our simple meals business in Europe as discontinued operations. We recorded tax charges representing taxes on the difference between the book value and tax basis of the business.

(4)	Fiscal 2015 had 52 weeks. Fiscal 2014 had 53 weeks.
The tables below reconcile financial information, presented in accordance with GAAP, to financial information excluding certain items for 2015 and 2014.

	Three Months Ended	Three Months Ended	Six Months Ended	Three Months Ended	Nine Months Ended	Three Months Ended	Twelve Months Ended
(millions, except per share amounts)	November 2, 2014	February 1, 2015	February 1, 2015	May 3, 2015	May 3, 2015	August 2, 2015	August 2, 2015
Gross margin, as reported	$795	$743	$1,538	$682	$2,220	$562	$2,782
Add: Pension and postretirement benefit mark-to-market adjustments (1)	—	—	—	14	14	64	80
Adjusted Gross margin	$795	$743	$1,538	$696	$2,234	$626	$2,862
Adjusted Gross margin percentage	35.3%	33.3%	34.3%	36.6%	35.0%	37.0%	35.4%
Marketing and selling expenses, as reported	$243	$239	$482	$213	$695	$189	$884
Deduct: Pension and postretirement benefit mark-to-market adjustments (1)	—	—	—	4	4	17	21
Adjusted Marketing and selling expenses	$243	$239	$482	$209	$691	$172	$863
Administrative expenses, as reported	$131	$135	$266	$142	$408	$193	$601
Deduct: Pension and postretirement benefit mark-to-market adjustments (1)	—	—	—	6	6	21	27
Deduct: Restructuring charges and implementation costs (2)	—	—	—	9	9	13	22
Adjusted Administrative expenses	$131	$135	$266	$127	$393	$159	$552
Research and development expenses, as reported	$28	$25	$53	$30	$83	$34	$117
Deduct: Pension and postretirement benefit mark-to-market adjustments (1)	—	—	—	2	2	8	10
Adjusted Research and development expenses	$28	$25	$53	$28	$81	$26	$107
Earnings before interest and taxes, as reported	$389	$337	$726	$285	$1,011	$43	$1,054
Add: Pension and postretirement benefit mark-to-market adjustments (1)	—	—	—	26	26	110	138
Add: Restructuring charges and implementation costs (2)	—	—	—	18	18	106	124
Adjusted Earnings before interest and taxes	$389	$337	$726	$329	$1,055	$259	$1,316
Interest, net, as reported	$25	$25	$50	$28	$78	$27	$105
Adjusted Earnings before taxes	$364	$312	$676	$301	$977	$232	$1,211
Taxes on earnings, as reported	$116	$90	$206	$78	$284	$(1)	$283
Add: Tax benefit from pension and postretirement benefit mark-to-market adjustments (1)	—	—	—	10	10	41	51
Add: Tax benefit from restructuring charges and implementation costs (2)	—	—	—	7	7	39	46
Adjusted Taxes on earnings	$116	$90	$206	$95	$301	$79	$380
Adjusted effective income tax rate	31.9%	28.8%	30.5%	31.6%	30.8%	34.1%	31.4%
Earnings from continuing operations, as reported	$248	$222	$470	$179	$649	$17	$666
Deduct: Net loss from noncontrolling interests	—	—	—	—	—	—	—
Earnings from continuing operations attributable to Campbell Soup Company, as reported	$248	$222	$470	$179	$649	$17	$666
Add: Net adjustment from pension and postretirement benefit mark-to-market adjustments (1)	—	—	—	16	16	69	87
Add: Net adjustment from restructuring charges and implementation costs (2)	—	—	—	11	11	67	78
Adjusted Earnings from continuing operations attributable to Campbell Soup Company	$248	$222	$470	$206	$676	$153	$831

	Three Months Ended	Three Months Ended	Six Months Ended	Three Months Ended	Nine Months Ended	Three Months Ended	Twelve Months Ended
(millions, except per share amounts)	November 2, 2014	February 1, 2015	February 1, 2015	May 3, 2015	May 3, 2015	August 2, 2015	August 2, 2015
Diluted earnings per share - continuing operations attributable to Campbell Soup Company, as reported	$.78	$.71	$1.50	$.57	$2.07	$.05	$2.13
Add: Net adjustment from pension and postretirement benefit mark-to-market adjustments (1)	—	—	—	.05	.05	.22	.28
Add: Net adjustment from restructuring charges and implementation costs (2)	—	—	—	.04	.04	.21	.25
Adjusted Diluted earnings per share - continuing operations attributable to Campbell Soup Company*	$.78	$.71	$1.50	$.66	$2.15	$.49	$2.65
_____________________________________
*The sum of the individual per share amounts may not add due to rounding.

	Three Months Ended	Three Months Ended	Six Months Ended	Three Months Ended	Nine Months Ended	Three Months Ended	Twelve Months Ended
(millions, except per share amounts)	October 27, 2013	January 26, 2014	January 26, 2014	April 27, 2014	April 27, 2014	August 3, 2014	August 3, 2014
Gross margin, as reported	$811	$827	$1,638	$706	$2,344	$627	$2,971
Add (Deduct): Pension and postretirement benefit mark-to-market adjustments (1)	(20)	—	(20)	—	(20)	19	(1)
Add: Restructuring-related costs (2)	2	—	2	—	2	1	3
Adjusted Gross margin	$793	$827	$1,620	$706	$2,326	$647	$2,973
Adjusted Gross margin percentage	36.6%	36.3%	36.4%	35.8%	36.3%	34.9%	36.0%
Marketing and selling expenses, as reported	$257	$265	$522	$214	$736	$193	$929
Deduct: Pension and postretirement benefit mark-to-market adjustments (1)	—	—	—	—	—	8	8
Adjusted Marketing and selling expenses	$257	$265	$522	$214	$736	$185	$921
Administrative expenses, as reported	$144	$138	$282	$130	$412	$164	$576
Deduct: Pension and postretirement benefit mark-to-market adjustments (1)	—	—	—	—	—	19	19
Adjusted Administrative expenses	$144	$138	$282	$130	$412	$145	$557
Research and development expenses, as reported	$30	$26	$56	$28	$84	$38	$122
Deduct: Pension and postretirement benefit mark-to-market adjustments (1)	—	—	—	—	—	5	5
Adjusted Research and development expenses	$30	$26	$56	$28	$84	$33	$117
Other expenses / (income), as reported	$11	$3	$14	$2	$16	$6	$22
Deduct: Loss on foreign exchange forward contracts (3)	9	—	9	—	9	—	9
Adjusted Other expenses / (income)	$2	$3	$5	$2	$7	$6	$13
Earnings before interest and taxes, as reported	$348	$382	$730	$331	$1,061	$206	$1,267
Add (Deduct): Pension and postretirement benefit mark-to-market adjustments (1)	(20)	—	(20)	—	(20)	51	31
Add: Restructuring charges and related costs (2)	23	13	36	—	37	21	58
Add: Loss on foreign exchange forward contracts (3)	9	—	9	—	9	—	9
Deduct: Impact of 53rd week (4)	—	—	—	—	—	(37)	(37)
Adjusted Earnings before interest and taxes	$360	$395	$755	$331	$1,087	$241	$1,328
Interest, net, as reported	$30	$29	$59	$30	$89	$30	$119
Deduct: Impact of 53rd week (4)	—	—	—	—	—	(2)	(2)
Adjusted Interest, net	$30	$29	$59	$30	$89	$28	$117
Adjusted Earnings before taxes	$330	$366	$696	$301	$998	$213	$1,211
Taxes on earnings, as reported	$110	$112	$222	$93	$315	$59	$374
Add (Deduct): Tax benefit (expense) from pension and postretirement benefit mark-to-market adjustments (1)	(7)	—	(7)	—	(7)	19	12
Add: Restructuring charges and related costs (2)	8	3	11	—	11	6	17
Add: Loss on foreign exchange forward contracts (3)	3	—	3	—	3	—	3
Deduct: Tax expense associated with sale of European business (3)	(7)	—	(7)	—	(7)	—	(7)
Deduct: Impact of 53rd week (4)	—	—	—	—	—	(10)	(10)
Adjusted Taxes on earnings	$107	$115	$222	$93	$315	$74	$389
Adjusted effective income tax rate	32.4%	31.4%	31.9%	30.9%	31.6%	34.7%	32.1%

	Three Months Ended	Three Months Ended	Six Months Ended	Three Months Ended	Nine Months Ended	Three Months Ended	Twelve Months Ended
(millions, except per share amounts)	October 27, 2013	January 26, 2014	January 26, 2014	April 27, 2014	April 27, 2014	August 3, 2014	August 3, 2014
Earnings from continuing operations, as reported	$208	$241	$449	$208	$657	$117	$774
Deduct: Net loss from noncontrolling interests	(1)	(7)	(8)	(1)	(9)	(2)	(11)
Earnings from continuing operations attributable to Campbell Soup Company, as reported	$209	$248	$457	$209	$666	$119	$785
Add (Deduct): Net adjustment from pension and postretirement benefit mark-to-market adjustments (1)	(13)	—	(13)	—	(13)	32	19
Add: Net adjustment from restructuring charges and related costs (2)	15	10	25	—	26	15	41
Deduct: Restructuring charges attributable to noncontrolling interest (2)	—	(5)	(5)	—	(5)	—	(5)
Add: Net adjustment from loss on foreign exchange forward contracts (3)	6	—	6	—	6	—	6
Add: Tax expense associated with sale of European business (3)	7	—	7	—	7	—	7
Deduct: Net impact of 53rd week (4)	—	—	—	—	—	(25)	(25)
Adjusted Earnings from continuing operations attributable to Campbell Soup Company	$224	$253	$477	$209	$687	$141	$828
Earnings (loss) from discontinued operations, as reported	$(9)	$90	$81	$—	$81	$—	$81
Deduct: Gain on sale of European business (3)	18	(90)	(72)	—	(72)	—	(72)
Adjusted Earnings from discontinued operations	$9	$—	$9	$—	$9	$—	$9
Adjusted Net earnings attributable to Campbell Soup Company	$233	$253	$486	$209	$696	$141	$837
Diluted earnings per share - continuing operations attributable to Campbell Soup Company, as reported	$.66	$.78	$1.45	$.66	$2.11	$.38	$2.48
Add (Deduct): Net adjustment from pension and postretirement benefit mark-to-market adjustments (1)	(.04)	—	(.04)	—	(.04)	.10	.06
Add: Net adjustment from restructuring charges and related costs attributable to Campbell Soup Company (2)	.05	.02	.06	—	.07	.05	.11
Add: Net adjustment from loss on foreign exchange forward contracts (3)	.02	—	.02	—	.02	—	.02
Add: Tax expense associated with sale of European business (3)	.02	—	.02	—	.02	—	.02
Deduct: Net impact of 53rd week (4)	—	—	—	—	—	(.08)	(.08)
Adjusted Diluted earnings per share - continuing operations attributable to Campbell Soup Company*	$.71	$.80	$1.51	$.66	$2.17	$.45	$2.62
Diluted earnings (loss) per share - discontinued operations, as reported	$(.03)	$.28	$.26	$—	$.26	$—	$.26
Deduct: Gain on sale of European business (3)	.06	(.28)	(.23)	—	(.23)	—	(.23)
Adjusted Diluted earnings (loss) per share - discontinued operations	$.03	$—	$.03	$—	$.03	$—	$.03

	Three Months Ended	Three Months Ended	Six Months Ended	Three Months Ended	Nine Months Ended	Three Months Ended	Twelve Months Ended
(millions, except per share amounts)	October 27, 2013	January 26, 2014	January 26, 2014	April 27, 2014	April 27, 2014	August 3, 2014	August 3, 2014
Diluted net earnings per share attributable to Campbell Soup Company, as reported*	$.63	$1.07	$1.70	$.66	$2.36	$.38	$2.74
Add (Deduct): Net adjustment from pension and postretirement benefit mark-to-market adjustments (1)	(.04)	—	(.04)	—	(.04)	.10	.06
Add: Net adjustment from restructuring charges and related costs attributable to Campbell Soup Company (2)	.05	.02	.06	—	.07	.05	.11
Add: Net adjustment from loss on foreign exchange forward contracts (3)	.02	—	.02	—	.02	—	.02
Add: Tax expense associated with sale of European business (3)	.02	—	.02	—	.02	—	.02
Deduct: Net impact of 53rd week (4)	—	—	—	—	—	(.08)	(.08)
Deduct: Gain on sale of European business (3)	.06	(.28)	(.23)	—	(.23)	—	(.23)
Adjusted Diluted net earnings per share attributable to Campbell Soup Company*	$.74	$.80	$1.54	$.66	$2.20	$.45	$2.65
_____________________________________
*The sum of the individual per share amounts may not add due to rounding.